UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                                    FORM 8-K



                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


                                October 21, 2002
                                (Date of earliest
                                 event reported)





Commission File           Name of Registrant; State of Incorporation; Address of        IRS Employer
Number                    Principal Executive Offices; and Telephone Number             Identification Number
---------------------     ----------------------------------------------------------    ------------------------
1-16169                   EXELON CORPORATION                                            23-2990190
                          (a Pennsylvania corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-7398
1-1839                    COMMONWEALTH EDISON COMPANY                                   36-0938600
                          (an Illinois corporation)
                          10 South Dearborn Street - 37th Floor
                          P.O. Box 805379
                          Chicago, Illinois 60680-5379
                          (312) 394-4321
1-1401                    PECO ENERGY COMPANY                                           23-0970240
                          (a Pennsylvania corporation)
                          P.O. Box 8699
                          2301 Market Street
                          Philadelphia, Pennsylvania 19101-8699
                          (215) 841-4000
333-85496                 EXELON GENERATION COMPANY, LLC                                23-3064219
                          (a Pennsylvania limited liability company)
                          300 Exelon Way
                          Kennett Square, Pennsylvania 19348
                          (610) 765-8200

Item 9. Regulation FD

On October 21, 2002, Robert S. Shapard, Executive Vice President, and Joseph, Trpik, Director of Corporate Accounting, made a presentation at the Edison Electric Institute Financial Conference. The slides used in the presentation are attached to this report as Exhibit 99.1.

Additional materials were made available to those who attended the conference. The materials are listed below.

1. A brochure describing Exelon's nuclear strategy (previously filed as Exhibit 99.1 to Exelon's Periodic Report on Form 8-K dated May 22, 2002).
2. A brochure describing Exelon's energy delivery business (previously filed as Exhibit 99.2 to Exelon's Periodic Report on Form 8-K dated September 18,
     2002).
3. Exelon: One Company, One Vision handout (previously filed as Exhibit 99.2 to Exelon's Periodic Report on Form 8-K dated June 20, 2002).
4. Note to investors: Exelon Generation Company, LLC Exercises Options Under Purchase Power Agreement with Midwest Generation, LLC (previously filed in Exelon's Periodic Report on Form 8-K dated October 2, 2002).
5. Note to investors: Commonwealth Edison Receives Audit Report (previously filed as Exhibit 99.1 to Exelon's Periodic Report on Form 8-K dated October 10, 2002).
6. Press release: Consultant's Report Revisits ComEd's 1999 Problems and 2000 Improvement Work (previously filed as Exhibit 99.2 to Exelon's Periodic Report on Form 8-K dated October 10, 2002).
7. ComEd Residential and Non-Residential Customer Transition Charge Schedule (previously filed as Exhibit 99.10 to Exelon's Periodic Report on Form 8-K dated June 20, 2002).
8.   PECO Schedule of Rates and CTC Amortization Schedule (previously filed as
     Exhibit 99.9 to Exelon's Periodic Report on Form 8-K dated June 20, 2002).
9. Exelon's Consolidated Statements of Income (unaudited) by quarter for 2001 (previously filed as Exhibit 99.2 to Exelon's Periodic Report on Form 8-K dated May 22, 2002).
10. Exelon Generation 2001 Power Marketing Statistics by quarter (previously filed as part of Exelon's Periodic Report on Form 8-K dated January 29,
     2002).
11. Exelon 2001 Energy Delivery Sales Statistics by quarter (previously filed as part of Exhibit 99.1 to Exelon's Periodic Report on Form 8-K dated April 22, 2002).


This report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements herein include statements about future financial and operating results of Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Registrants). Economic, business, competitive and/or regulatory factors affecting Registrant's businesses generally could cause actual results to differ materially from those described herein. For a discussion of the factors that could cause actual results to differ materially, please see Exelon's filings with the Securities and Exchange Commission, particularly those discussed in "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Outlook" in Exelon's 2001 Annual Report and those discussed in "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Exelon Generation Company, LLC's Registration Statement on Form S-4, Reg. No. 333-85496. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Registrants do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this report.


EXHIBIT INDEX


Exhibit                 Description
-------                 -----------

99.1                    Presentation Slides

                                   SIGNATURES




Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            EXELON CORPORATION
                                            COMMONWEALTH EDISON COMPANY
                                            PECO ENERGY COMPANY
                                            EXELON GENERATION COMPANY, LLC

                                            /S/  Ruth Ann M. Gillis
                                            ------------------------------------
                                            Ruth Ann M. Gillis
                                            Senior Vice President
                                            Exelon Corporation


October 21, 2002